UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

GLOBAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-28025

(Commission File Number)

86-0951473

(I.R.S. Employer Identification Number)

# 400 – 1055 Dunsmuir Street, Vancouver, British Columbia Canada V6E 3V7

(Address of principal executive offices, including zip code)

(604) 639-5835

(Registrant's telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On May 2, 2005, Moore Stephens Ellis Foster completed a transaction with Ernst & Young, LLP which to our knowledge resulted in the resignation of substantially all of the personnel at Moore Stephens Ellis Foster on May 2, 2005 and the association of those persons, as of May 3, 2005, with Ernst & Young, LLP. As a result, the audit personnel that performed audit services for our company while they were associated with Moore Stephens Ellis Foster continued to provide those same audit services to our company from and after May 3, 2005, at which date they associated with Ernst & Young, LLP. We are advised that Moore Stephens Ellis Foster resigned as our auditors effective upon consummation of this transaction. Although we did not formally engage Ernst & Young, LLP as our auditor until we became aware of the nature and effect of this transaction, our Board of Directors has approved the change of accountants to Ernst & Young, LLP, an independent registered firm of Certified Public Accountants.

During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Moore Stephens Ellis Foster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Moore Stephens Ellis Foster for either of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals, except that Moore Stephens Ellis Foster expressed in their report substantial doubt about our ability to continue as a going concern.

We provided Moore Stephens Ellis Foster with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K and, if not, stating the aspects with which they do not agree. As the letter from Moore Stephens Ellis Foster was not available at the time of filing this Current Report on Form 8-K, we will file such letter with the SEC within ten (10) business days after the filing of this Current Report on Form 8-K, or within two (2) business days of receipt of such letter, whichever is earlier.

We have engaged the firm of Ernst & Young, LLP, effective as of May 3, 2005. Ernst & Young, LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01	Financial Statements and Exhibits

16.1 Letter from Moore Stephens Ellis Foster Ltd. regarding change in independent accountant.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

Per: /s/ Christopher Kape

Christopher Kape

President

Dated: August 15, 2005